THE LAZARD FUNDS, INC.

Lazard US Realty Equity Portfolio

Supplement to Current Summary Prospectus and Prospectus

The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved, subject to certain conditions and shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Fund, on behalf of Lazard US Realty Equity Portfolio (the "Portfolio"), and Trust for Professional Managers, on behalf of Terra Firma US Concentrated Realty Equity Fund (the "Acquiring Fund"). The Agreement provides for the transfer of the Portfolio's assets to the Acquiring Fund in a tax-free exchange for Institutional Class shares and Open Class shares of the Acquiring Fund (collectively, the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of the Portfolio's liabilities, the distribution of the Acquiring Fund Shares to Portfolio shareholders and the subsequent termination of the Portfolio as a series of the Fund (the "Reorganization"). The Acquiring Fund has been established solely for the purpose of effecting the Reorganization, will carry on the business of the Portfolio and will inherit the Portfolio's performance and financial records. The Acquiring Fund will not commence investment operations until after the Reorganization is completed.

Following the Reorganization (assuming satisfaction of the aforementioned conditions and shareholder approval), Terra Firma Asset Management, LLC (which is owned principally by the Portfolio's two principal portfolio managers) will serve as the Acquiring Fund's investment adviser. The Acquiring Fund will be overseen by a different board, will have different third-party service providers and will use a mutual fund solution offered by U.S. Bancorp Fund Services, LLC. Lazard Asset Management LLC, the Portfolio's investment manager, believes that the Reorganization would permit Portfolio shareholders to pursue materially identical investment goals in a fund that will be managed by the same principal portfolio managers and will have the same management fee and net expense ratios as the Portfolio.

It is currently contemplated that shareholders of the Portfolio as of March 31, 2020 (the "Record Date") will be asked to approve the Agreement on behalf of the Portfolio at a special meeting of shareholders to be held on or about May 21, 2020. If the Agreement is approved, the Reorganization is expected to become effective on or about May 22, 2020.

In anticipation of the Reorganization, effective on or about May 15, 2020 (the "Sales Discontinuance Date"), the Portfolio will be closed to any investments for new accounts. Shareholders of the Portfolio as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Portfolio accounts up until the time of the Reorganization.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Trust for Professional Managers or the Acquiring Fund, nor is it a solicitation of any proxy. A Proxy Statement/Prospectus with respect to the proposed Reorganization will be mailed prior to the meeting to Portfolio shareholders as of the Record Date. The Proxy Statement/Prospectus will describe the Acquiring Fund and other matters.

Dated:  March 9, 2020